UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 15, 2006

Senesco Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31326	84-1368850
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

303 George Street, Suite 420, New Brunswick, New Jersey		08901
(Address of Principal Executive Offices)		(Zip Code)

(732) 296-8400
(Registrant’s telephone number,
including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 7.01. Regulation FD Disclosure.

On March 15, 2006, Senesco Technologies, Inc., a Delaware corporation (the “Company”), issued a press release to report the results of plants grown in soil with low nutrient levels and in the absence of commercial fertilizer. The Company announced today that the Company’s proprietary Factor 5A gene technology has a positive effect on plants grown in soil with low nutrient levels and in the absence of commercial fertilizer. The Company’s plants exhibited nearly three times the seed yield of unenhanced control plants under these conditions.

The Company tested its technology in Arabidopsis plants, a commonly used test plant which is closely related to the oilseed-bearing canola plant. Both the Company’s plants and the control plants were grown in low-nutrient soil with no added commercial fertilizer. The Company’s plants grew faster and, at maturity, were substantially larger than the control plants that did not contain the Company’s enhancement technology. In keeping with this more vigorous and rapid growth, the average seed yield for the Company’s plants was approximately 160 mg per plant in comparison to only approximately 55 mg per plant for the control plants. This equates to an increase in seed yield of approximately 190%. Equally interesting is the finding that the Company’s plants grown in low-nutrient soil in the absence of commercial fertilizer produced more seed (approximately 16%) than control plants grown in the presence of optimum fertilizer.

The full text of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

The information in this Form 8-K shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and this Form 8-K shall be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) and the Exchange Act.

The information in the press release shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

99.1	Press Release of Senesco Technologies, Inc. dated March 15, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SENESCO TECHNOLOGIES, INC.

Dated: March 15, 2006	By:	/s/ Bruce Galton
		Name:	Bruce Galton
		Title:	President and Chief Executive Officer